UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 24, 2005

AF Financial Group

(Exact name of registrant as specified in its charter)

Federally Chartered	0-24479	56-2098545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Ashe Street

West Jefferson, North Carolina 28694

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 246-4344

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

On October 24, 2005, the Board of Directors of AF Financial Group (the “Registrant”) amended and restated its Retirement Plan for Board Members of AF Bank (the “Plan”).

The Plan was amended to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The material amendments provide that: (1) a director must be 65 years of age before he/she is eligible to receive retirement benefits and (2) payment of benefits upon a change in control will not be made unless a director terminates his/her position following a change in control.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

(10)	Amended and Restated Retirement Plan for Board Members of AF Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF FINANCIAL GROUP

Date: October 26, 2005

By: /s/ Robert E. Washburn

        Robert E. Washburn, President

        and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
(10)	Amended and Restated Retirement Plan for the Board Members of AF Bank.